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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 7, 1999
                                                -------------------------------

                              CARMIKE CINEMAS, INC.
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             (Exact name of registrant as specified in its charter)



     Delaware                       0-14993                   58-1469127
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     (State or other              (Commission               (IRS Employer
     jurisdiction of              File Number)           Identification No.)
     incorporation)



                   1301 First Avenue, Columbus, Georgia          31901
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                    (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code            (706) 576-3400
                                                   ----------------------------


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          (Former name or former address, if changed since last report)




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ITEM 5.  Other Events

         On January 7, 1999, Carmike Cinemas, Inc. (the "Company") issued a press release with respect to (i) its growth strategy, (ii) anticipated fourth quarter results, and (iii) certain restructuring and impairment charges. The information contained in such press release is hereby incorporated by reference into this Report.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

           (c)  Exhibits

                99       Press Release of the Company dated January 7, 1999.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CARMIKE CINEMAS, INC.
                                       Registrant



                                       /s/ Michael W. Patrick
                                       -------------------------------------
                                       Michael W. Patrick
                                       President & Chief Executive Officer


Dated:     January 7, 1999




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EXHIBIT INDEX



      Exhibit
       Number     Description
      -------     -----------

         99       Press release of Carmike Cinemas, Inc. (the "Company") dated
                  January 7, 1999.